SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2009

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
NV Energy, Inc., P.O. Box 10100 (6100 Neil Road), Reno, Nevada 89520-0400 (89511)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1 Press Release dated February 11, 2009

Item 2.02 Results of Operations and Financial Condition
     On February 11, 2009, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy) issued a press release disclosing financial results for the fiscal year ended December 31, 2008. The text of the release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits — The following exhibit is furnished with this Form 8-K:
          EX-99.1 — Press Release dated February 11, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV ENERGY, INC. (Registrant)
Date: February 11, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)

Nevada Power Company d/b/a NV Energy (Registrant)
Date: February 11, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: February 11, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)